Filed pursuant to Rule 497(e)

File Nos. 333-92415 and 811-09721

PIMCO MANAGED ACCOUNTS TRUST

(formerly, ALLIANZGI MANAGED ACCOUNTS TRUST) (the “Trust”)

Supplement dated August 20, 2015 to the

Prospectus and Statement of Additional Information dated February 28, 2015,

each as supplemented from time to time

Disclosure Related to Fixed Income SHares: Series TE (the “Portfolio”)

Effective immediately, the Portfolio is jointly managed by Joseph Deane, Julie Callahan and David Hammer. Accordingly, effective immediately, the following changes are made to the Trust’s Registration Statement

1.	The paragraph in the “Investment Adviser/Portfolio Manager” section in the Portfolio’s Portfolio Summary in the Prospectus is deleted and replaced with the following:

Pacific Investment Management Company LLC (PIMCO) serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly managed by Joseph Deane, Julie Callahan and David Hammer. Mr. Deane is an Executive Vice President in PIMCO’s New York office. Ms. Callahan is a Senior Vice President and municipal bond portfolio manager in PIMCO’s New York office. Mr. Hammer is an Executive Vice President and municipal bond portfolio manager in PIMCO’s New York office. Mr. Deane and Ms. Callahan have managed the Portfolio since its inception in June 2012. Mr. Hammer has managed the Portfolio since August 2015.

2.

Disclosure concerning the portfolio managers of the Portfolio in the table in the “Management of the Portfolios—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Portfolio	Portfolio Manager	Since	Recent Professional Experience
FISH: Series TE Portfolio	Joseph Deane	6/12

Executive Vice President, PIMCO. Mr. Deane joined PIMCO in 2011and is the head of the municipal bond portfolio management team. Prior to joining PIMCO, he served as Managing Director, Co-Head of the Tax-Exempt Department for Western Asset Management Company. Previously he was Managing Director, Head of Tax-Exempt Investments for Smith Barney/Citigroup Asset Management from 1993 to 2005.

	Julie Callahan, CFA	6/12

Senior Vice President, PIMCO. Ms. Callahan joined PIMCO in 2011 and is a member of the municipal bond portfolio management team. Prior to joining PIMCO, she served as a portfolio manager for municipal separately managed accounts at Western Asset Management Company. Previously, she was a director and portfolio manager for municipal money market funds with Citigroup Asset Management.

	David Hammer	8/15

Executive Vice President, PIMCO. Mr. Hammer first joined PIMCO in 2012 as a Senior Vice President. In 2014, he joined Morgan Stanley as Managing Director, Head of Municipal Trading and Research, responsible for institutional and retail municipal trading, risk management and municipal credit research. He re-joined PIMCO in 2015. Prior to first joining PIMCO in 2012, he was an Executive Director at Morgan Stanley, where he served as head of the high yield and distressed municipal bond trading group.

Mr. Deane, Ms. Callahan and Mr. Hammer are primarily responsible for the day-to-day management of the FISH: Series TE Portfolio. Mr. Deane and Ms. Callahan have managed the Portfolio since its inception in June 2012. Mr. Hammer has managed the Portfolio since August 2015.

3.	The following sentence is added to the subsection titled “Management of the Trust—Securities Ownership” (with respect to portfolio managers) in the Statement of Additional Information:

Mr. Hammer was not a beneficial owner of shares of any portfolio as of August 17, 2015.

4.

The following information is added to the table and accompanying footnotes in the subsection titled “Management of the Trust—Other Accounts Managed by Portfolio Manager” in the Statement of Additional Information:

	Hammer
	Series TE(5)
Account Type	#	AUM ($MM)
Registered investment companies	0	$0.00
Other pooled investment vehicles	0	$0.00
Other accounts	0	$0.00

(5)	Effective August 20, 2015, Mr. Hammer manages FISH: Series TE. The information provided with respect to Mr. Hammer, is as of August 17, 2015.

Investors Should Retain This Supplement For Future Reference